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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-2914) and on Form S-3 (No. 333-57281) of HighwayMaster Communications, Inc. of our reports dated February 16, 1999 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


                                                 PRICEWATERHOUSECOOPERS LLP


Dallas, Texas
March 24, 2000